UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

THE TRADE DESK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42 N. Chestnut Street Ventura, CA 93001
(Address of principal executive offices) (Zip Code)

(805) 585-3434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2019, The Trade Desk, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Meeting”). As of the record date of March 4, 2019, there were 38,275,443 shares of Class A common stock (each entitled to one vote per share) and 6,049,462 shares of Class B common stock (each entitled to 10 votes per share). The Class A common stock and Class B common stock (collectively referred to as “common stock”) voted as a single class on all matters. Of the total 44,324,905 shares of the Company's common stock outstanding as of the record date, 40,104,073 shares were represented at the Meeting. The stockholders considered three proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2019. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1.

The stockholders elected three Class III directors to hold office for a three-year term expiring at the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name of Directors Elected	For	Withhold	Broker Non-Votes
Lise J. Buyer	82,812,038	993,393	10,448,366
Kathryn E. Falberg	75,618,970	8,186,461	10,448,366
David B. Wells	77,772,524	6,032,907	10,448,366

Proposal 2.

The stockholders ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following vote:

For	Against	Abstain
93,738,650	337,321	177,826

Proposal 3.	The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers set forth in the proxy statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
80,771,483	2,969,258	64,690	10,448,366

No other items were presented for stockholder approval at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: May 2, 2019
	By:	/s/ Paul E. Ross
Paul E. Ross
Chief Financial Officer (Principal Financial and Accounting Officer)